UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2004 – OCTOBER 31, 2005 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

MANAGERS AMG FUNDS

First Quadrant Tax-Managed

Equity Fund

October 31, 2005

FIRST QUADRANT TAX-MANAGED EQUITY FUND

Annual Report

October 31, 2005

Page
Letter to Shareholders	1

Portfolio Manager Comments	2

About Your Fund’s Expenses	5

Fund Snapshots	6
Top ten holdings and portfolio breakdown at October 31, 2005

Schedules of Portfolio Investments	7
Detailed portfolio listings by security type and industry sector, as valued at October 31, 2005

Financial Statements:
Statement of Assets and Liabilities	11
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	12
Detail of sources of income, Fund expenses and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	13
Detail of changes in Fund assets for the past two fiscal years

Financial Highlights	14
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and total net assets

Notes to Financial Statements	15
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates and description of certain investment risks

Report of Independent Registered Public Accounting Firm	19

Trustees and Officers	20

Annual Renewal of Investment Advisory Agreements	24

Nothing contained herein is to be considered an offer or sale or a solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Over the past 12 months the markets have been beset with a number of difficult and unpredictable challenges, including a massive tsunami in Southeast Asia; continuing strife in the Middle East; numerous terrorist incidents; multiple hurricanes in the Gulf of Mexico; and a significant rise in energy prices. We are fortunate that the stock and bond markets have continued to perform so well under these circumstances.

These events serve to remind us that no one can predict the events that are going to shape the markets in coming months. This reinforces our belief that to invest successfully in an uncertain world you have to diversify your investments and be patient.

Most people think of diversification as holding different types of stocks and bonds, but we believe that there is another type of diversification that receives too little notice, and that is diversification by investment manager and holdings. Simply put, no single approach is going to succeed in every kind of market—some growth stock managers will be successful in a rising market, and some will be more successful in a stagnant market. This can be an issue with some investment firms that adhere to only one method of looking at the markets.

That is a major benefit that we bring you at Managers Funds —since we hire subadvisors (affiliates and non-affiliates) to run our portfolios, we offer you a wide selection of very different investment styles to choose from, sometimes within the same asset class. Invest in multiple Managers Funds, and you can get managers with very different approaches and holdings, helping you reduce the risks created by changing economic conditions and natural and man-made events, such as those of the past 12 months.

We also believe that once you have made your manager selection, you must be patient. On the home page of our Web site at www.managersinvest.com, you will find a short article entitled “Stay Invested for the Long Term” that highlights how important it is to consistently stay in the market rather than trying to time the market. We think the implication is clear: to be successful in the market over the long term, select a wide variety of investments giving you good diversification, invest regularly and stick with your investment plan no matter what events dominate the news.

We invite you to visit our Web site on an ongoing basis to stay in tune with your Managers Funds’ holdings. The Web site provides detailed profiles of our subadvisors and their investment styles, as well as quarterly commentary on each Fund. If you have any questions, please do call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz President Managers Funds	Thomas G. Hoffman, CFA Chief Investment Officer Managers Investment Group LLC

First Quadrant Tax-Managed Equity Fund

Portfolio Manager Comments

The Fund had its best fiscal year ever, in terms of outperforming the market. For the 12 months ended 10/31/05 the Russell 3000 benchmark returned 10.60%, while the Fund returned 20.75%. Value-added of over 10% is a spectacular year, and one that we would caution our fellow investors will be difficult to consistently deliver. We manage well-diversified portfolios and target 4% risk relative to the benchmark. To outperform by over 10% at that risk level is an outsized accomplishment. We of course are very gratified to have delivered such a strong return, and as we come up to our fifth year anniversary of managing the Fund, we are gratified to note that we have outperformed the market consistently since inception, by over 3% per year on average. Of course the Fund is focused not just on pre-tax reward, but on after-tax reward. We are gratified as well that this year, as in each and every prior year since the Fund’s inception, we will completely avoid a capital gain distribution. In fact, we have the great benefit of having a capital loss carryforward in the Fund that is currently larger than the value of the Fund itself, offering all of our shareholders a huge tax advantage going forward. We have been very fortunate to deliver significant pre-tax value-added this year and over the life of the Fund, and have been blessed to eliminate the capital gain taxes that would accrue to such an accomplishment through the careful management of our trading.

This extraordinary year was driven by a combination of things that worked for us. The primary driver of performance was our overweight to the Energy industry. For the fiscal year Energy was by far the best performing sector in the market, as Energy prices soared through much of the year, and Energy stocks soared with them. Our value-added attributable to the sector was not just a simple overweight to the sector, however, but also our stock selection within the sector. Our selection criteria identified some of the best performing stocks in the sector, which tended to be the “purer” energy plays, like Apache Corporation, Conoco Phillips, Devon Energy, and Tesoro Corporation, an oil refiner, rather than the big large-cap integrated oil companies. Those stocks had great performance during the fiscal year, driven by an enormous increase in earnings. Interestingly the valuation of the Energy stocks has not changed dramatically even as earnings have skyrocketed, and they continue to sell at significant discounts to the market. We continue to be overweight the sector, although to a lesser extent than previously as we have taken some profits. Several other industries made large contributions to our performance. One was Health Care, which had quite strong performance on the back of steadily expanding earnings. Stocks like Coventry Health Care, United Health Group, Aetna and Amgen on the drug side have all made significant contributions. The final overweight to note is our overweight in the brokerage industry. Brokerage stocks did very well, on the back of a strong investment banking market. Our holdings in Merrill Lynch, Bear Stearns and Goldman Sachs, for example, all did very well for the year.

In addition there were several stock specific stories that helped significantly. Some were takeover stocks, which we seemed to have a disproportionate share of this year. We had large holdings in Nieman Marcus Group, which was purchased by a private equity consortium; in 7-Eleven Corporation, which was bought out by its Japanese parent company; in Fox Entertainment, which was bought out by News Corp; and in Pacific Care Health, which was purchased by United Health Group. Several other stock selections were very profitable, such as our purchase of Altria Corp after the market drove the stock down significantly on litigation issues, and which rebounded significantly off its lows (and which we have subsequently liquidated). Our holding in Phelps Dodge, a recent purchase, has benefited from the strong growth in commodity prices. Our holding in Chicago Bridge and Iron, a manufacturer of

First Quadrant Tax-Managed Equity Fund

Portfolio Manager Comments (continued)

Liquefied Natural Gas (LNG) stations, has benefited from high natural gas prices and the increased interest and construction of LNG plants around the world. And our holding in NCR Corp., has done very well driven, by its solid growth in its data warehousing business.

To deliver a fiscal year like we just had, the great, great majority of our stock choices worked, but not everything did. We did stumble somewhat with a couple of stock choices. Overseas Shipholding stumbled on a drop in maritime rates - we still hold the stock as we believe it remains significantly undervalued by the market. Our holding in Pfizer earlier in the year did not work, as the large pharmaceutical stocks have had their difficulties with litigation and lack of a strong drug pipeline. Our Media overweight was not particularly profitable, as stocks like News Corp., Disney, and DirecTV all struggled during the year. Fortunately our stumbles this year were relatively few, and relatively benign.

As we move into the next fiscal year we are in the process of re-orienting the portfolio. Our signals have moved from favoring smaller-cap to a slight larger-cap exposure. Our models are moving from a preference for value stocks to a more neutral posture. We have moderated our Energy overweight. Some things remain the same - we favor Financial Services (with the exception of Banks in the flat yield curve environment we have currently). We favor Health Care. And finally on the tax management side we continue to favor lower yielding stocks, and with our large capital loss carryforward, we are very confident we can continue to avoid capital gains distributions over the next 3-4 year life of that tax loss carryforward.

We thank all of our shareholders for their continued confidence in our ability to manage your assets. We are very pleased with the performance for the year, both on a pre-tax and after-tax basis, and hope to continue to deliver the consistent performance we have been able to achieve since the inception of the Fund.

Cumulative Total Return Performance

First Quadrant Tax-Managed Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000 Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000 Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 18, 2000 to a $10,000 investment made in the Russell 3000 Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

First Quadrant Tax-Managed Equity Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the First Quadrant Tax-Managed Equity Fund and the Russell 3000 Index since inception through October 31, 2005.

	1 Year	Since Inception*
Average Annual Total Returns:
First Quadrant Tax-Managed Equity	20.75%	4.10%
Russell 3000 Index	10.60%	0.82%

*	Commencement of operations was December 18, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. The Fund incurs only ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended October 31, 2005	Beginning Account Value 5/1/2005	Ending Account Value 10/31/2005	Expenses Paid During Period*
First Quadrant Tax-Managed Equity (before taxes)
Based on Actual Fund Return	$1,000	$1,131	$5.32
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

First Quadrant Tax-Managed Equity Fund

Fund Snapshots

October 31, 2005

Portfolio Breakdown

Major Sectors	Percentage of Net Assets	Percentage of Russell 3000
Financials	31.0%	21.4%
Health Care	17.5	13.3
Information Technology	14.2	15.7
Energy	11.7	8.5
Industrials	6.1	10.6
Consumer Discretionary	6.1	12.1
Telecommunication Services	3.2	2.9
Materials	3.1	3.2
Consumer Staples	2.6	8.6
Utilities	2.5	3.7
U.S. Government Obligations	1.0	0.0
Other Assets and Liabilities	1.0	0.0

	100.0%	100.0%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations.

Top Ten Holdings

Security Name	Percentage of Net Assets
UnitedHealth Group, Inc.*	4.1%
ConocoPhillips Co.*	3.9
W.R. Berkley Corp.	3.3
Merrill Lynch & Co., Inc.*	3.2
Fannie Mae Co.	3.2
Phelps Dodge Corp.	3.1
Sovereign Bancorp, Inc.*	3.0
Bear Stearns Co., Inc., The*	2.9
Centurytel, Inc.	2.8
Northrop Grumman Corp.	2.6

Top Ten as a Group	32.1%

*	Top Ten Holding at October 31, 2004

Mention of a specific security should not be considered a recommendation to buy or soliciation to sell that security.

First Quadrant Tax-Managed Equity Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares		Value
Common Stocks - 98.0%
Consumer Discretionary - 6.1%
Autonation Inc.*	22,400	[2]	$445,312
Federated Department Stores, Inc.	7,600		466,412
MGM Grand, Inc.*	1,000		37,370
News Corp., Inc., Class A	13,200		188,100
Pantry, Inc., The*	11,000		425,590
Pulte Homes, Inc.	10,800		408,132
Shaw Communications, Inc.	10,000		202,400
Time Warner Co., Inc.*	19,400		345,902
Walt Disney Co., The	31,400		765,218
Wesco International, Inc.*	3,000		119,250
Total Consumer Discretionary			3,403,686
Consumer Staples - 2.6%
Gold Kist, Inc.*	9,400		161,586
Pilgrim’s Pride Corp., Class B	8,400	[2]	264,432
Ralcorp Holdings, Inc.	6,500		252,850
Smithfield Foods Inc*	25,400	[2]	751,332
Total Consumer Staples			1,430,200
Energy - 11.7%
Apache Corp.	9,000	[2]	574,470
ConocoPhillips Co.	33,000		2,157,540
Devon Energy Corp.	21,100	[2]	1,274,018
Occidental Petroleum Corp.	2,200		173,536
Overseas Shipholding Group, Inc.	21,000	[2]	999,600
Tesoro Corp.	11,700		715,455
Valero Energy Corp.	5,600		589,344
Total Energy			6,483,963
Financials - 31.0%
BankAtlantic Bancorp, Inc., Class A	6,400	[2]	88,896
Bear Stearns Co., Inc., The	15,200		1,608,160
Capital One Financial Corp.	14,000	[2]	1,068,900
Chubb Corp.	800		74,376
CIT Group, Inc.	4,000		182,920
Citigroup, Inc.	21,200		970,536
Conseco, Inc.*	6,800	[2]	138,040
Fannie Mae Co.	37,200		1,767,744
First Bancorp.	20,400	[2]	232,968
Freddie Mac Corp.	17,400		1,067,490
Fremont General Corp.	17,200	[2]	373,068

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Financials (continued)
Goldman Sachs Group, Inc.	4,200		$530,754
Hartford Financial Services Group, Inc.	4,000		319,000
Lehman Brothers Holdings, Inc.	1,400		167,538
Merrill Lynch & Co., Inc.	27,600	[2]	1,786,824
MGIC Investment Corp.	8,800	[2]	521,312
Morgan Stanley Co.	3,400		184,994
National City Corp.	14,074	[2]	453,605
Nelnet, Inc.*	1,000	[2]	37,100
PMI Group, Inc.	26,400	[2]	1,052,832
Radian Group, Inc.	10,600	[2]	552,260
Sovereign Bancorp, Inc.	76,600	[2]	1,652,262
W Holding Co., Inc.	10,000	[2]	77,100
W.R. Berkley Corp.	42,400	[2]	1,852,880
Wachovia Corp.	5,600		282,912
Westcorp, Inc.	1,800	[2]	113,418
Total Financials			17,157,889
Health Care - 17.5%
AmerisourceBergen Corp.	17,400	[2]	1,327,098
Amgen, Inc.*	8,400		636,384
Applera Corp. - Applied Biosystems Group	26,400	[2]	640,728
Boston Scientific Corp.*	3,000		75,360
CIGNA Corp.	5,200	[2]	602,524
Coventry Health Care, Inc.*	25,200		1,360,548
Forest Laboratories, Inc.*	9,200		348,772
Hospira, Inc.*	12,000		478,200
Isis Pharmaceuticals, Inc.*	10,200	[2]	44,268
Johnson & Johnson Co.	1,400		87,668
Pfizer, Inc.	35,600		773,944
Respironics, Inc.*	11,400		408,918
SurModics, Inc.*	1,800	[2]	71,136
UnitedHealth Group, Inc.	39,410		2,281,445
Watson Pharmaceuticals, Inc.*	16,000	[2]	552,960
Total Health Care			9,689,953
Industrials - 6.1%
Chicago Bridge & Iron Co. N.V.	5,600		124,880
Cummins, Inc.	4,600	[2]	392,702
Landstar System, Inc.*	13,200	[2]	508,464
Northrop Grumman Corp.	27,200		1,459,280
Parker Hannifin Corp.	8,400		526,512

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials (continued)
Raytheon Co.	8,200		$302,990
Republic Airways Holdings Inc.*	3,800		59,280
Total Industrials			3,374,108
Information Technology - 14.2%
Applied Materials, Inc.	16,200		265,356
Arrow Electronics, Inc.*	17,800	[2]	525,278
Cisco Systems, Inc.*	45,800		799,210
Computer Sciences Corp.*	3,200		164,000
Dell, Inc.*	7,600		242,288
EMC Corp.*	2,800		39,088
Google Inc.*	800		297,712
Hewlett-Packard Co.	2,200		61,688
Ingram Micro, Inc., Class A*	9,600		173,760
Intel Corp.	44,000		1,034,000
International Business Machines Corp.	8,000		655,040
MICROS Systems, Inc.*	4,200		192,864
MKS Instruments, Inc.*	1,600	[2]	30,192
Motorola, Inc.	37,400		828,784
NCR Corp.*	35,600	[2]	1,075,832
Oracle Corp.*	2,400		30,432
VeriSign, Inc.*	10,000	[2]	236,300
Xerox Corp.*	90,600	[2]	1,229,442
Total Information Technology			7,881,266
Materials - 3.1%
Phelps Dodge Corp.	14,200	[2]	1,710,674
Telecommunication Services - 3.2%
Centurytel, Inc.	47,400	[2]	1,551,402
Price Communications Corp.*	10,200		155,244
Qwest Communications International*	9,000	[2]	39,240
Total Telecommunication Services			1,745,886
Utilities - 2.5%
Energen Corp.	35,600		1,338,560
TXU Corp.	400		40,300
Total Utilities			1,378,860
Total Common Stocks (cost $45,811,686)			54,256,485
	Principal Amount
U.S. Government Obligations – 1.0%[4]
U.S. Treasury Bonds, 5.500%, 08/15/28	$239,560		264,765
U.S. Treasury Bonds, 7.875%, 02/15/21	225,953		304,142
Total U.S. Government Obligations (cost $568,907)			568,907

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies – 28.3%[1]
Bank of New York Institutional Cash Reserves Fund, 3.97%[3]	14,553,604	$14,553,604
JPMorgan Prime Money Market Fund Institutional Class Shares, 3.73%	1,135,844	1,135,844
Total Other Investment Companies (cost $15,689,448)		15,689,448
Total Investments – 127.3% (cost $62,070,041)		70,514,840
Other Assets, less Liabilities – (27.3)%		(15,138,226)
Net Assets - 100.0%		$55,376,614

Note: Based on the cost of investments of $62,080,023 for Federal income tax purposes at October 31, 2005, the aggregate gross unrealized appreciation and depreciation were $9,254,855 and $820,038, respectively, resulting in net unrealized appreciation of investments of $8,434,817.

*	Non-income-producing securities.

[1]	Yield shown for an investment company represents the October 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares, amounting to a market value of $14,919,844, or 26.9% of net assets, were out on loan to various brokers.

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Non-cash collateral received for securities loaned.

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments at value (including securities on loan valued at $14,919,844)	$70,514,840
Receivable for Fund shares sold	49,331
Dividends and other receivables	39,902
Prepaid expenses	8,830

Total assets	70,612,903

Liabilities:
Payable upon return of securities loaned	15,122,511
Payable for Fund shares purchased	29,669
Accrued expenses:
Investment advisory and management fees	32,290
Other	51,819

Total liabilities	15,236,289

Net Assets	$55,376,614

Shares outstanding	4,656,974

Net asset value, offering and redemption price per share	$11.89

Net Assets Represent:
Paid-in capital	$104,773,593
Undistributed net investment income	21,336
Accumulated net realized loss from investments	(57,863,114)
Net unrealized appreciation of investments	8,444,799

Net Assets	$55,376,614

Investments at cost	$62,070,041

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Statement of Operations

For the fiscal year ended October 31, 2005

Investment Income:
Dividend income	$492,828
Securities lending fees	12,850
Foreign withholding tax	(1,332)

Total investment income	504,346

Expenses:
Investment advisory and management fees	414,211
Transfer agent	65,176
Insurance	27,516
Professional fees	25,031
Registration fees	18,745
Custodian	17,490
Trustees fees and expenses	4,006
Miscellaneous	15,695

Total expenses before expense reimbursement	587,870

Less: Expense reimbursement	(105,158)

Net expenses	482,712

Net investment income	21,634

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,293,568
Net unrealized appreciation of investments	2,666,656

Net realized and unrealized gain	8,960,224

Net Increase in Net Assets Resulting from Operations	$8,981,858

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2005	2004
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$21,634	$496,942
Net realized gain on investments	6,293,568	2,153,605
Net unrealized appreciation of investments	2,666,656	2,136

Net increase in net assets resulting from operations	8,981,858	2,652,683

Distributions to Shareholders:
From net investment income	(448,811)	—

From Capital Share Transactions:
Proceeds from the sale of shares	11,829,718	5,398,613
Net asset value of shares issued in connection with reinvestment of dividends	429,263	—
Cost of shares repurchased	(10,736,051)	(16,268,270)

Net increase (decrease) from capital share transactions	1,522,930	(10,869,657)

Total increase (decrease) in net assets	10,055,977	(8,216,974)

Net Assets:
Beginning of year	45,320,637	53,537,611

End of year	$55,376,614	$45,320,637

End of year undistributed net investment income	$21,336	$448,222

Share Transactions:
Sale of shares	1,025,346	556,922
Shares issued in connection with reinvestment of dividends	39,747	—
Shares repurchased	(969,422)	(1,694,337)

Net increase (decrease) in shares	95,671	(1,137,415)

The accompanying notes are an integral part of these financial statements.

First Quadrant Tax-Managed Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the fiscal year ended October 31,				For the period ended October 31, 2001*
	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.94	$9.39	$7.74	$8.91	$10.00

Income from Investment Operations:
Net investment income	0.01	0.11	0.06	0.06	0.01
Net realized and unrealized gain (loss) on investments	2.04	0.44	1.69	(1.23)	(1.10)

Total from investment operations	2.05	0.55	1.75	(1.17)	(1.09)

Less Distributions to Shareholders from:

Net investment income	(0.10)	—	(0.10)	—	—

Net Asset Value, End of Period	$11.89	$9.94	$9.39	$7.74	$8.91

Total Return (a)	20.75%	5.86%	22.90%	(13.13)%	(10.90	)%(b)

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.00%	1.00	%(c)
Ratio of net investment income to average net assets (a)	0.04%	0.99%	0.68%	0.91%	0.29	%(c)
Portfolio turnover	105%	131%	143%	101%	191	%(b)
Net assets at end of period (000’s omitted)	$55,377	$45,321	$53,538	$8,539	$4,322
Expense Offsets (d)
Ratio of total expenses to average net assets	1.21%	1.20%	1.62%	2.55%	4.49	%(c)
Ratio of net investment income (loss) to average net assets	(0.17)%	0.79%	0.06%	(0.63)%	(3.20	)%(c)

*	Commencement of operations was on December 18, 2000.

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses. (See Notes to Financial Statements.)

First Quadrant Tax-Managed Equity Fund

Notes to Financial Statements

October	31, 2005

1) Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is an equity fund, the First Quadrant Tax-Managed Equity Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. Under certain circumstances, the value of the Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Notes to Financial Statements (continued)

(b) Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the fiscal year ended October 31, 2005, the custody expense was not reduced.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during fiscal 2005 was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$448,811	$—
Short-term capital gains	—	—
Long-term capital gains	—	—

	$448,811	$—

As of October 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$(57,853,132)
Undistributed ordinary income	21,336

(e) Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Notes to Financial Statements (continued)

(f) Capital Loss Carryovers

As of October 31, 2005, the Fund had accumulated net realized capital loss carryovers of $3,119,319, $37,174,125 and $17,559,688. These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2008, 2009 and 2010, respectively.

(g) Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2005, certain unaffiliated shareholders (specifically omnibus accounts) individually held greater than 10% of the outstanding shares of the Fund as follows: 3 own collectively 54%.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Fund’s investment portfolio is managed by First Quadrant, L.P. (“First Quadrant” (or the “Subadvisor”)), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and First Quadrant with respect to the Fund. AMG indirectly owns a majority interest in First Quadrant. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays First Quadrant 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under the Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent that the total operating expenses (excluding interest, taxes, brokerage, and other extraordinary expenses) exceed 0.99% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed 0.99% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, First Quadrant from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. At October 31, 2005, the cumulative amount of reimbursable expenses for the Fund was $276,161.

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee for all Trusts in the Fund family was $52,000, plus $2,000 for each meeting attended. Effective

Notes to Financial Statements (continued)

July 1, 2005 the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 for each meeting attended. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Investment Manager based on the relative net assets of such Funds. The Trust has an additional Independent Trustee who is paid an annual retainer of $30,000 plus $4,000 for each meeting attended. This fee is only allocated amongst the Funds in the Trust based on the relative net assets of each Fund. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005 the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005 the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $4,006 for the fiscal year ended October 31, 2005 represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended October 31, 2005 were $51,524,234 and $50,319,390, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(4) Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of the investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNY, as a fee for its services under the program, and the Fund according to agreed-upon rates.

(5) Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gains for the Fund for the taxable year ended October 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I Funds and the Shareholders of First Quadrant Tax-Managed Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Quadrant Tax-Managed Equity Fund (the “Fund”) at October 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2005

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Trustees and Officers (continued)

Richard E. Holmes, 5/14/43 • Trustee since 2005 • Oversees 11 Funds in Fund Complex	Vice President and Director, BelMar Advisors, Inc. (1998-Present); Executive Director-Investment Management, Pacific Telesis Group (1983-1987); Managers Trust and Thrift Investments, Bechtel Power Corp. (1980-1983); Independent Director, Fremont Mutual Funds, Inc. (1988-2005)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Director, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation (s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust II (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held With Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Annual Renewal of Investment Advisory Agreements (unaudited)

First Quadrant Tax-Managed Equity Fund; Approval of Investment Management and Subadvisory Agreements on June 3, 2005

On June 3, 2005, the Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement with the Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account performance, fee and expense information regarding the Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (b) the Investment Manager’s ability to supervise the Fund’s other service providers; and (c) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement an expense limitation for the Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations, personnel, and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience

Annual Renewal of Investment Advisory Agreements (continued)

of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement.

Fund Performance. The Trustees noted that the Fund’s performance for the 1-year and 3-year periods ended March 31, 2005 was above the median performance of its Peer Group and the performance of the Russell 3000 Index, which is the Fund’s benchmark index, for both periods. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory and Subadvisory Fees and Profitability. In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and, accordingly, evaluated the reasonableness of the advisory and subadvisory fees separately, as well as on a combined basis, noting that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted the current asset level of the Fund and the impact on profitability of any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager and the Subadvisor under the Investment Management and Subadvisory Agreements and the profitability, if any, to the Investment Manager and the Subadvisor of their relationships with the Fund, the Trustees noted the current asset level of the Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. The Trustees concluded that the profitability, if any, to the Investment Manager and the Subadvisor of their relationships with the Fund is reasonable and that neither the Investment Manager nor the Subadvisor is realizing material benefits from economies of scale that would warrant adjustments to the advisory or subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2005 were higher than the average and lower than the average, respectively, for the Fund’s Peer Group. The Trustees also noted that the Investment Manager has contractually agreed through March 31, 2006 to limit the Fund’s net annual operating expenses to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses

Annual Renewal of Investment Advisory Agreements (continued)

the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreement and is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders. Accordingly, on June 3, 2005 the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for the Fund.

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, California 91101

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 358-7668

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE-CAP EQUITY

Renaissance Investment Management

RORER MID-CAP

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company L.P.

GLOBAL BOND

Loomis, Sayles & Company L.P.

HIGH YIELD

J .P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 1-800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 1-800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 1-800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semi-annual report, or annual report, please visit www.managersinvest.com.

AR011-1005

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2005	Fiscal 2004
First Quadrant Tax-Managed Equity Fund	$15,720	$15,719

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2005	Fiscal 2004
First Quadrant Tax-Managed Equity Fund	$3,500	$5,130

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund was $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Fund and to Fund Service Providers for the Fund’s two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Fund, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Fund and its related entities.

The following table sets forth the non-audit services provided by PwC to the Fund and its service affiliates defined as the Fund’s investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Fund (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2004	2003	2004	2003	2004	2003
Control Affiliates	$155,040	$0	$260,600	$16,350	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz, President

Date: January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER M. LEBOVITZ
Peter M. Lebovitz, President

Date: January 3, 2006

By:	/s/ BRUCE M. ARONOW
Bruce M. Aronow, Chief Financial Officer

Date: January 3, 2006